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                                                                    EXHIBIT 99.4

                         WESTPORT RESOURCES CORPORATION

           PROXY FOR SPECIAL MEETING OF STOCKHOLDERS-- AUGUST 21, 2001

     THIS PROXY IS SOLICITED ON BEHALF OF THE WESTPORT RESOURCES CORPORATION
                               BOARD OF DIRECTORS

The undersigned hereby appoints Donald D. Wolf and Barth E. Whitham, and each of them, proxies for the undersigned with full power of substitution, to vote all shares of Westport Resources Corporation Common Stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders of Westport Resources Corporation to be held in Denver, Colorado, on Tuesday, August 21, 2001, at 9:00 a.m., local time, or at any adjournment(s) or postponement(s) thereof, upon the matters set forth on the reverse side and described in the accompanying Joint Proxy Statement/Prospectus and upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

     PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO SUCH DIRECTION IS INDICATED ON THE REVERSE SIDE, IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS ON EACH PROPOSAL.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

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                         WESTPORT RESOURCES CORPORATION

  PLEASE MARK VOTE IN BRACKETS IN THE FOLLOWING MANNER USING DARK INK ONLY. [x]

1. TO APPROVE THE MERGER AND ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED JUNE 8, 2001, BETWEEN BELCO OIL & GAS CORP. AND WESTPORT RESOURCES CORPORATION AND THE TRANSACTIONS CONTEMPLATED THEREBY.

                                                  For    Against   Abstain
                                                  [ ]      [ ]       [ ]

2. TO AMEND, IMMEDIATELY PRIOR TO THE MERGER, THE WESTPORT RESOURCES CORPORATION 2000 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN FROM 4,110,813 SHARES TO 6,232,484 SHARES.

                                                  For    Against   Abstain
                                                  [ ]      [ ]       [ ]

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEMS 1 AND 2.

                                       NOTE: Please sign as name appears hereon.
                                       Joint owners should each sign. When
                                       signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please give full title as such.

                                       Signature:
                                                  ------------------------------
                                       Date:
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                                       Signature:
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                                       Date:
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